EXHIBIT 10.1

Execution Version

Third AMENDMENT and Waiver TO CREDIT AGREEMENT

This THIRD AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of May 6, 2024 by and among VERRICA PHARMACEUTICALS INC., a Delaware corporation (the “Borrower”), the Lenders party hereto (the “Lenders”), and ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV, LP, as administrative agent for the Lenders (together with its Affiliates, successors, transferees and assignees, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into a Credit Agreement, dated as of July 26, 2023 (as amended by that First Amendment to Credit Agreement, dated as of December 20, 2023, as further amended by that certain Second Amendment to Credit Agreement, dated as of January 31, 2024, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment and as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower on the terms set forth therein;

WHEREAS, pursuant to Section 7.1(b) of the Credit Agreement, the Borrower is required, among other things, to deliver to the Administrative Agent consolidated financial statements of the Borrower and its Subsidiaries for each Fiscal Quarter, which financial statements shall be without any “going concern” or like qualification (the “Going Concern Requirement”);

WHEREAS, the Borrower has requested that the Lenders waive, solely in respect of the Borrower’s quarterly unaudited financial statements for the Fiscal Quarter ended March 31, 2024 (the “Specified Quarterly Financials”), the Going Concern Requirement, and the Lenders agree to provide such waiver on the terms and subject to the conditions set forth herein;

WHEREAS, pursuant to Section 10.1 of the Credit Agreement, the Credit Agreement may be amended or waived by an instrument in writing signed by the Borrower and the Lenders and acknowledged by the Administrative Agent; and

WHEREAS, the Borrower and the Lenders desire to amend certain provisions of the Existing Credit Agreement as provided in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
2.
Amendments to Existing Credit Agreement. Subject to satisfaction of the conditions set forth in Section 4 of this Amendment:
(a)
Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in alphabetical order:

“Third Amendment” is that certain Third Amendment and Waiver to Credit Agreement, dated as of May 6, 2024, by and among the Borrower, the Lenders party thereto and the Administrative Agent.

“Third Amendment Fee” is defined in the Third Amendment.

(b)
Section 4.4(e) of the Existing Credit Agreement is hereby amended by inserting the phrase “, Third Amendment Fee” after each reference to “Second Amendment Fee”.
3.
Waiver. Subject to the effectiveness of this Amendment and the terms and conditions set forth herein, and solely with respect to the Specified Quarterly Financials required to be delivered pursuant to the Section 7.1(b) of the Credit Agreement, the Lenders agree to waive the Going Concern Requirement.
4.
Conditions to Effectiveness of Amendment. This Amendment shall be deemed to be effective as of May 6, 2024 upon the satisfaction of the following conditions:
(a)
Receipt by the Lenders, the Administrative Agent and the Borrower of a counterpart signature of the others to this Amendment duly executed and delivered by each of the Lenders, the Administrative Agent and the Borrower; and
(b)
Receipt by the Administrative Agent, for the account of each Lender on a pro rata basis, an amendment fee in an aggregate amount equal to $100,000 (the “Third Amendment Fee”), which shall be fully earned upon the execution of this Amendment and due and payable by the Borrower on or before May 7, 2024.
5.
Expenses. The Borrower agrees to pay on demand all expenses of the Administrative Agent and the Lenders (including, without limitation, the fees and out-of-pocket expenses of Covington & Burling LLP, counsel to the Administrative Agent and the Lenders) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.
6.
Representations and Warranties. The Borrower represents and warrants to the Lenders, as of the effective date of this Amendment, as follows:
(a)
The representations and warranties of the Borrower and the Subsidiaries contained in the Credit Agreement or any other Loan Document are true and correct in all material respects as of the date hereof (except (i) with respect to representations and warranties expressly made as of an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date and (ii) if any such representation or warranty contains any materiality qualifier, such representation or warranty is true and correct in all respects).
(b)
No Default or Event of Default under the Credit Agreement has occurred and is continuing or would result from the effectiveness of this Amendment.
7.
No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent and the Lenders under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Administrative Agent or any Lender to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.
8.
Waiver and Release. TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, THE BORROWER AND ITS AFFILIATES (COLLECTIVELY, THE “RELEASING PARTIES”) REPRESENT AND WARRANT THAT, AS OF THE DATE HEREOF, THERE ARE NO CLAIMS OR OFFSETS AGAINST, OR RIGHTS OF RECOUPMENT WITH RESPECT TO, OR DISPUTES OF, OR DEFENSES OR COUNTERCLAIMS TO, THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND IN ACCORDANCE THEREWITH THE RELEASING PARTIES:
(a)
WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DISPUTES, DEFENSES AND COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF.
(b)
FOREVER RELEASE, RELIEVE, AND DISCHARGE THE ADMINISTRATIVE AGENT, THE LENDERS, THEIR AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES, AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS, AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL, OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT, AND/OR OMISSIONS AT ANY TIME FROM THE BEGINNING OF THE WORLD THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY.
(c)
IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS AMENDMENT AND WITH ADVICE OF COUNSEL, FULLY,

FINALLY, AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OR WITHDRAWAL OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.
(d)
COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT, OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS AMENDMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT, OR PROCEEDING.
(e)
REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.
(f)
ACKNOWLEDGE THAT THEY HAVE HAD THE BENEFIT OF INDEPENDENT LEGAL ADVICE WITH RESPECT TO THE ADVISABILITY OF ENTERING INTO THIS RELEASE AND HEREBY KNOWINGLY, AND UPON SUCH ADVICE OF COUNSEL, WAIVE ANY AND ALL APPLICABLE RIGHTS AND BENEFITS UNDER, AND PROTECTIONS OF, CALIFORNIA CIVIL CODE SECTION 1542, AND ANY AND ALL STATUTES AND DOCTRINES OF SIMILAR EFFECT. CALIFORNIA CIVIL CODE SECTION 1542 PROVIDES AS FOLLOWS:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, and that if known by him or her, would have materially affected his or her settlement with the debtor or released party.

9.
Counterparts; Governing Law. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by email (e.g., “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Amendment. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
10.
Agent Authorization. Each of the Lenders party hereto, constituting all of the Lenders, hereby authorizes and directs the Administrative Agent to execute and deliver the acknowledgment to this Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

VERRICA PHARMACEUTICALS INC. as the Borrower

By: /s/ Terry Kohler
Name: Terry Kohler
Title: Chief Financial Officer

[Signature Page to Third Amendment and Waiver to Credit Agreement]

ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV, LP, as a Lender
By: OrbiMed ROF IV LLC,
its General Partner By: OrbiMed Advisors LLC, its Managing Member

By: /s/ Matthew Rizzo
Name: Matthew Rizzo
Title: Member
ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV OFFSHORE, LP, as a Lender
By: OrbiMed ROF IV LLC,
its General Partner By: OrbiMed Advisors LLC, its Managing Member

By: /s/ Matthew Rizzo
Name: Matthew Rizzo
Title: Member

[Signature Page to Third Amendment and Waiver to Credit Agreement]

ACKNOWLEDGED BY: ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV, LP as the Administrative Agent

By: OrbiMed ROF IV LLC,
its General Partner By: OrbiMed Advisors LLC, its Managing Member

By: /s/ Matthew Rizzo
Name: Matthew Rizzo
Title: Member

[Signature Page to Third Amendment and Waiver to Credit Agreement]